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                                                                   EXHIBIT 4.1

           NUMBER          MEGO MORTGAGE CORPORATION            SHARES
                          Incorporated Under the Laws
                           of the State of Delaware



                             SEE REVERSE FOR CERTAIN
                                   DEFINITIONS
                                CUSIP 585165 10 3


This Certifies that
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Is the Registered Holder of
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FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01
PER SHARE

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Vice President and Secretary    Chairman and Chief Executive Officer


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                            MEGO MORTGAGE CORPORATION

The Corporation is authorized to issue Common Stock and Preferred Stock. The Board of Directors of the Corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any unissued series of Preferred Stock.

This certificate and the shares represented hereby shall be subject to all of the provisions of the Certificate of Incorporation of this Corporation and of the amendments thereto, by all of which the holder by acceptance hereof is bound. The Corporation will furnish without charge to the holders hereof upon request a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each such class and series. Any such request should be made at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM -- as tenants in common
         TEN ENT -- as tenants by the entireties
         JT TEN -- as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT -- (Cust) _______________ Custodian (Minor) __________ under Uniform Gift to Minors Act (State)__________

Additional abbreviations may also be used though not in the above list.

For Value Received _________________________________________ hereby sells, assigns and transfers unto_______________________________________________
________________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE

________________________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE) ___________ shares of the capital stock represented by the
___________________________________ within Certificate and does hereby irrevocably constitute and appoint ______________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED:_____________________________  SIGNED:________________________________



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                                    SIGNED:_________________________________

                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement or any change whatsoever.
SIGNATURE(S) GUARANTEED: SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.